Exhibit 99.1

President's Report Tom Kilgore President & Chief Executive Officer August 1, 2007

Report Overview Fiscal Year Update Financial Status Highlights Looking to FY 08

FY 2007 RAINFALL / RUNOFF

FYTD 2007 Financial Drivers Percent of Plan Estimates as of July 13, 2007

FY2007 Total Cost of Power Forecast FY2007 Budget versus Forecast ($/MWh) FY2007 Budget 50.15 FY2007 Forecast 51.51 Lower Purchased Power Expense (Excluding Impacts of Lower Hydro) Higher Fuel Expense Lower Power Sales (0.98) 0. 51 0.36 Coal Price Up $(66.4) Coal Volume Up (15.5) Nuclear Cost Down 19.4 Gas/Oil Cost Up (32.1) Price Down $ 67.9 Volume Down 103.0 (0.17) Other Expense Lower Hydro Generation 1.64 Hydro generation down 27.6%. Total Cost of Power is forecasted to be above plan by 2.7% for the year.

TVA SO2 Reductions Impact of Paradise Scrubber 2007

Energy Conservation Initiative Demand Side Management Strategic Objective: Strive to achieve leadership in energy efficiency improvements and peak reduction within 5 years Measures for achieving objective: Offset one year of load growth - minimum 700MW, strive for 1200MW Reduce per capita energy consumption to lowest national quartile Maximize participation in Energy Efficiency and Peak Shaving initiatives

National Total Residential Energy Use (million Btu per capita - All Energy Sources 2003)

Demand Side Management Overview OBJECTIVE CATEGORY MARKET Leader in Energy Efficiency and Peak Reduction Peak Reduction (MW) Generation Offset (MW & MWh) Energy Efficiency (MWh) Time Differential Pricing (MW)* Residential Commercial Solar & Wind Fuel Cells Plug-In Hybrid Electric Vehicles Residential Commercial Industrial Interruptible Rates Industrial Residential Commercial Industrial

Browns Ferry Update Browns Ferry Update

Looking to FY08 Strategic Plan Implementation Long-term power supply Use of financial principles Sustainable performance improvement

TVA

Tom Kilgore

President & Chief Executive Officer

August 1, 2007

Report Overview

Fiscal Year Update

- **Financial Status**
- **Highlights**
- **Looking to FY 08**

FY 2007 RAINFALL / RUNOFF


RAINFALL RUNOFF COMPARISON
(Eastern Valley)
INCHES
Normal Rainfall
Observed Rainfall
Normal Runoff
Observed Runoff
Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep
FY 2007


TRIBUTARY TOTAL SYSTEM STORAGE
STORAGE - 1000 AC-FT
Observed
Forecast
Expected Median
Top of Gates
Flood Guide
Tributary System MOG
Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep
FY 2007


TVA CONVENTIONAL HYDRO GENERATION
GWH
Budgeted (PSP April 2006)
Actual
Latest Forecast
Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep
FY 2007

FYTD 2007 Financial Drivers



Estimates as of July 13, 2007
Percent of Plan
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
98%
98%
91%
132%
69%
66%
57%
123%
99%
96%
Revenues
Power Sales
Heating Degree Days
Cooling Degree Days
Hydro Generation
Rainfall
Runoff
Purchased Power
Coal Generation
Nuclear Generation

FY2007 Total Cost of Power Forecast

FY2007 Budget versus Forecast



Total Cost of Power is forecasted to be above plan by 2.7% for the year.
($/MWh)
$54.00
$52.00
$50.00
$48.00
$46.00
$44.00
$42.00
50.15
1.64
0.36
0. 51
(0.98)
(0.17)
51.51
Lower Hydro Generation
Lower Power Sales
Higher Fuel Expense
Lower Purchased Power Expense (Excluding Impacts of Lower Hydro)
Other Expense
Hydro generation down 27.6%.
Coal Price Up $(66.4)
Coal Volume Up (15.5)
Nuclear Cost Down 19.4
Gas/Oil Cost Up (32.1)
Price Down $ 67.9
Volume Down 103.0
FY2007 Budget
FY2007 Forecast

TVA SO_2 Reductions


1,200
1,000
800
600
400
200
0
SO_2 Emissions, (kTons/Year)
1994
1996
1998
2000
2002
2004
2006
2007
2008
2010
2012
Actuals
Projected
Impact of
Paradise
Scrubber



Energy Conservation Initiative

Demand Side Management Strategic Objective:

- **Strive to achieve leadership in energy efficiency improvements and peak reduction within 5 years**

Measures for achieving objective:

- **Offset one year of load growth – minimum 700MW, strive for 1200MW**
- **Reduce per capita energy consumption to lowest national quartile**
- **Maximize participation in Energy Efficiency and Peak Shaving initiatives**

National Total Residential Energy Use

(million Btu per capita – All Energy Sources 2003)



80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
MMbtu/capita
Bottom Quartile
36.9

Demand Side Management Overview


OBJECTIVE
CATEGORY
MARKET
Leader in Energy Efficiency and Peak Reduction
Peak Reduction (MW)
Residential
Commercial
Industrial
Interruptible Rates
Energy Efficiency (MWh)
Residential
Commercial
Industrial
Generation Offset (MW & MWh)
Fuel Cells
Solar & Wind
Plug-In Hybrid Electric Vehicles
Time Differential Pricing (MW)*
Residential
Commercial
Industrial

Browns Ferry Update





Looking to FY08

Strategic Plan Implementation

- Long-term power supply
- Use of financial principles
- Sustainable performance improvement

TVA

TVA Operating Expenses 2008

August 1, 2007

Overview

Aligned with the TVA 2007 Strategic Plan

Customers People Financial Assets Operations

- Continue to reduce our dependency on the market for energy
- Encourage energy efficiency and conservation
- Provide bundled generation and transmission services to our customers
- O&M growth is less than sales growth in MWh

Electricity Sales Projection

- Native load sales growth is 3.7% (6,362 GWh) higher than the 2007 budget


2008 Energy Requirements
Off-System Sales
0.2%
Directly-Served
Industrials
22.2%
Residential
32.8%
Other
4.7%
Distributor-Served
Commercial &
Industrial
40.1%

Operating Performance

- Key Drivers of Load Growth (6,362 GWh)
  - Industrial Growth (2,305 GWh)
  - Distributor Growth (1,982 GWh)
  - New Industrial Customers (1,025 GWh)
  - Leap Year – One additional day (525 GWh)
  - Bristol, VA (525 GWh)

- System peak load of 33,023 MW, up 1.4% over 2007 budget

Energy Supply

2008 MWh Generation by Sources


Purchases
8.9%
Gas
0.2%
Hydro
8.1%
Nuclear
28.5%
Coal
54.3%

Supply	Change from 2007 Budget
Nuclear	8.7% ↑
Coal	1.1% ↑
Gas	139.2% ↑
*Hydro	13.1% ↓
Purchases	14.9% ↑

*2008 Hydro generation based on third year drought model

Summary Operating Expenses

(in billions)	2005 Actual	2006 Actual	2007 Budget	2007 Forecast	**2008 Forecast**
Fuel	(1.9)	(2.2)	(2.3)	(2.4)	**(2.5)**
Purchased Power	(0.7)	(1.1)	(1.0)	(1.0)	**(1.4)**
O&M	(2.3)	(2.3)	(2.4)	(2.4)	**(2.4)**
Depreciation, Amortization	(1.1)	(1.5)	(1.4)	(1.5)	**(1.5)**
Taxes and Other	(0.4)	(0.4)	(0.4)	(0.4)	**(0.5)**
Interest Expense	(1.2)	(1.2)	(1.3)	(1.2)	**(1.3)**
Total Operating Expenses	**$ (7.6)**	**$ (8.7)**	**$ (8.8)**	**$ (8.9)**	**$ (9.6)**

Fuel & Purchased Power Summary

(in billions)



$4.0
$3.0
$2.0
$1.0
$0.0
$0.7
$1.9
$1.1
$2.2
$1.0
$2.4
$1.4
$2.5
2005 Actual
2006 Actual
2007 Forecast
2008 Forecast
Fuel
Purchased Power

Coal

2007 Forecast versus 2008 Forecast

Key Drivers

- Coal mix and sourcing changes
- Market prices



(in millions)
$2,400
$2,300
$2,200
$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$2,149
$9
Volume Increase
$127
Coal Mix & Market Prices
$13
Startup Oil
$18
Inventory Adjustments
($71)
FCA
$4
Other
$2,249
2007 Forecast
2008 Forecast

Purchased Power
2007 Forecast versus 2008 Forecast

Key Drivers:
- Capacity cost
- Market prices


(in millions)
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$994
$154
$1,148
($134)
$77
$45
$42
$35
$20
($3)
$136
$1,366
2007 FCA Deferral
Volume Decrease
Combined Cycle Capacity Cost
Spot Price of Gas
Spot Price of Electricity
Transmission
Gas Transport
Other
2008 FCA Recovery
2007Forecast Expense
2007 Forecast without FCA
2008 Forecast

Includes cost of natural gas used for purchased power agreements

Natural Gas

2007 Forecast versus 2008 Forecast

Key Drivers:
- Market Prices
- Firm transportation



(in millions)
$50
$45
$40
$35
$30
$25
$20
$47
($13)
$6
$4
($4)
$40
Volume Decrease
Spot Price of Gas
Gas Transport
FCA
2007 Forecast
2008 Forecast

Includes cost of natural gas used TVA-owned assets only

Nuclear Fuel Expense

2007 Forecast versus 2008 Forecast

Key Drivers:
- Generation
- Market prices
- BLEU program



(in millions)
$280
$260
$240
$220
$200
$180
$160
$140
$120
$100
$189
$7
$28
$31
$2
($11)
$246
Increased Spent Fuel Disposal Generation
Increased Burn Charge Generation
Higher Uranium and Enrichment Prices
Increased Fuel Inspection and Misc.
FCA
2007 Forecast
2008 Forecast

O&M Summary



(in billions)
$3.0
$2.5
$2.0
$1.5
$2.3
$2.3
$2.4
$2.4
$2.2
$2.1
2005 Actual
2006 Actual
2007 Forecast
2008 Forecast
2009 Forecast
2010 Forecast

- 2008 O&M Outage increased from 2007 due to higher scheduled nuclear outages (4 versus 2) and new capacity in production.
- 2008 Productivity investments increased from 2007 forecast due to costs related to energy efficiency and peak reduction, new information systems project, and fossil recovery.

O&M

2007 Forecast versus 2008 Forecast



(in millions)
$2,700
$2,500
$2,300
$2,100
$1,900
$1,700
$2,356
2007
Forecast
$71
Inflation
at 3%
$36
2 More
Nuclear
Refueling
Outages
$33
Capacity
Expansion
$45
Productivity
Investments
($122)
Productivity
Improvements
$2,419
2008
Forecast

*O&M does not include fuel or clean air chemicals.

Depreciation and Amortization

(in millions)


$1,600
$1,400
$1,200
$1,461
$54
$9
($14)
$7
$1,517
Browns Ferry Unit 1 Restart
All Fossil Plants
Nuclear Outage Deferral, Net
Other
2007 Forecast
2008 Forecast

Transmission Reliability



Duration of Interruptions
System Minutes
Good
US 1st Qtl (5-Yr) = 6.01
US 1st Decile (5-Yr) = 4.53
24
20
16
12
8
4
0
22.1
12.1
13.7
18.4
11.6
18.4
9.3
13.7
14.5
10.2
8.2
10.2
9.3
8.2
9.0
6.7
7.5
9.45
7.89
6.0
4.88
4.21
6.19
3.34
4.04
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006

Summary

The 2008 Business Plan:

- Supports the strategic plan's focus
- Supports TVA's historic, three-part mission: energy, environment and economic development
- Meet demand growth needs in the Valley
- Promote energy efficiency
- Use of sound financial principles
- Holds O&M flat

Budget approval will be requested at the September Board meeting